Bank of America 2020 Global Energy Conference November 11-12, 2020

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

# After a Strong 2019, at the Start of This Year, We Were Positioned for an Even Stronger 2020

Strong Coverage

+

Lower Leverage

+

Simplified Structure/ Governance

+

No IDR Burden

+

Maximized Self-Funding


NuStar
Energy L.P.
NYSE: NS

| | |
|---|---|
| •Common Unit Price(1): | $11.19 |
| •Distribution/CU/Year: | $1.60 |
| •Yield(1): | 14.3% |
| •Market Cap(1): | ~$1 billion |
| •Credit Ratings: | |
| ➢ *Moody's:* *Ba3* | |
| ➢ *S&P:* *BB-* | |
| ➢ *Fitch:* *BB-* | |
| •Enterprise Value: | ~$6 billion |
| •Total Assets: | ~$6 billion |
| •Pipeline Miles: | ~10,000 |
| •Pipeline Volumes (2): | 1.8MMBPD |
| •Storage Capacity: | ~75MMB |
| •Storage Throughput Volumes(2): | 498MBPD |

1. As of November 9, 2020
2. Average daily volume for nine months ended September 30, 2020

4

In 2020, Faced With Historically Difficult Times, We Have Taken Decisive Action While Staying Focused on Our Priorities 5

Even Through Unprecedented Challenges, We Delivered Solid and Stable Financial Results Again This Past Quarter... Operating Income 3Q 3Q 2019 2020 Adjusted EBITDA (Continuing Operations) 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 6

… With Strong Operational Performance Across Our Footprint ★ Our pipeline systems have rebounded strongly, and several of our terminals will continue to benefit from spring contango in 2021 PIPELINE SEGMENT Transported over 204MM West Coast- 100% Point Tupper- 100% bbls Crude + Refined Central East Products through our 110% (Comparison of YoY refined Central West product demand) pipelines and terminals 90% 150% (Comparison of YoY refined product demand) during 3Q20 70% 100% 80% 90% East Coast- 100% 50% 50% 100% STORAGE 65% April 2020 Oct 2020 0% SEGMENT April 2020 Oct 2020 Successfully South Texas contracted 100% of (Comparison of YoY refined product demand) our storage across 100% 50% 105% Gulf Coast- 100% our footprint 75% 0% April 2020 Oct 2020 7

Thanks to Hard Work and Solid Performance in 2020, We Expect Solid Full-Year Results… 2020 Actions 2020 Guidance Maintained Reliable Operations & Industry-leading Health & Safety Record Reduced 2020 Strategic Capital Spending Adjusted EBITDA 46%* $690-730 MM Reduced 2020 Expenses $50-55 million* Announced Agreement to Sell Facility in 4Q for $106 million *- Compared to pre-COVID guidance for spending/expenses 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 8

… And We Expect to Continue to Demonstrate Financial Strength and Stability in 2021 Expect to Generate 2021 EBITDA Comparable to 2020 Adjusted EBITDA 2021 Expectations & Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows 9

In 2021, We Also Intend to Produce NuStar’s First Sustainability Report to Tout NuStar’s Proud Tradition of “ESG” Excellence 10

For 20 Years, NuStar has Been Protecting Our Employees, the Environment and Our Communities Because We Truly Believe That’s the Right Thing to Do ★ Our safety statistics reflect our commitment to safe, responsible operations ❑ In 2019, as in years past, we performed substantially better than our peers ✓ 21.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ✓ 4.6 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ❑ ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ❑ Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ❑ 85% of our U.S. terminals are VPP-certified 1 – Industry averages derived from 2011-2018 Bureau of Labor Statistics (BLS) Data. 2018 averages carried forward to 2019 for illustration purposes. 11

In Our Report, We Plan to Share More About the Statistics, Record and Rankings That Reflect How Much NuStar Cares, Contributes and Shares Ranked Ranked Ranked #13! #62! #46! ★ NuStar has been recognized for its strong corporate culture with numerous awards ❑ NuStar has been recognized 11 times in Fortune’s Annual “100 Best Companies to Work For” list ★ NuStar employees contributed 83,000 volunteer hours in 2019 alone ❑ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ❑ NuStar’s total 2020 contribution was $3.2 million ★ Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ❑ The tournament has generated an aggregate of over $42 million for Haven for Hope 12

… And Demonstrate Further That NuStar’s Governance is Aligned With Our Unitholders’ Interests No IDRs Annual Unitholder Meetings NS Board of Directors 98% Attendance for 2019 Board & Committee Meetings 78% Independent Directors 11% Women Nominating, Compensation Audit Committee Governance & Committee Conflicts Committee Majority of Officers’ Compensation Tied to Performance and Unit NS Management Returns Sustainability Governance, Ethics & Cyber Risk Governance Committee Compliance Committee Committee 13

We Will Stay Focused on Our Priorities, for the Rest of 2020 and Throughout 2021 Working to Continuing to Fund Spending Promoting Take Steps to From Internally NuStar’s Improve Our Generated ESG Excellence Debt Metrics Cash Flows 14

We are Confident That the Product Demand Recovery We Have Seen is the First Step on the Road Back to Shale Production Growth in 2021-2022 U.S. Shale Production Growth Higher 2021-22 Crude Prices Crude Demand Recovery Increased 2020 Refinery Utilization Refined Product Demand Rebound 15

Overall U.S. Gasoline and Diesel Demand is Expected to Recover to 94% of Pre-COVID Levels by Year-end… ★ In the second quarter, U.S. U.S. Refined Product Demand refined products demand (as a % of Pre-COVID Demand) 100% 100% 98% 100% dropped by 21% compared to 100% 97% 97% 97% 97% 97% 95%94% 94%94% 95% 96% 92% 90% 90% 90% 90% January 2020, but by year-end 90% 87% 87% 2020, gasoline and diesel 80% 80% 75% demand are expected to 70% recover to pre-COVID demand 60% 60% levels of 94% 54% 50% ❑ The recovery of jet fuel 39% demand is expected to lag 40% behind gasoline and 30% diesel demand, as the 20% airline industry continues 10% to experience low flight 0% demand due to COVID 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 concerns Gasoline Diesel Jet Fuel Source: EIA 16

… And We Have Definitely Seen Resilience and Rebound in Refined Products Demand in the Markets NuStar Serves ~100% ~90% ~105% ~65% ~80% ~75% 17 1 - Comparison of year-over-year demand

# U.S. Refinery Utilization has Continued to Recover, Led by Refiners in PADD 2 and PADD 3, Which NuStar's Pipelines Primarily Serve

## U.S. Refinery Utilization by PADD



PADD 4
92%
64%
92%
PADD 5
89%
58%
68%
PADD 2
92%
70%
89%
PADD 1
73%
45%
66%
PADD 3
92%
74%
85%
U.S.
90%
70%
83%
2019
COVID Low
2020 Exit
NS Refined Products Pipeline
NS Crude Pipeline
NS Terminal
Refinery

Weighted Average Refinery Net Margin by PADD ($/bbl)



2020
2021
15.00
10.00
5.00
-
(5.00)
PADD I
PADD II
PADD III
PADD IV
PADD V

Source: ESAI, Wood Mackenzie

★ NuStar's pipeline assets are primarily located in in PADD 2, or the Midcontinent, and PADD 3, or the Gulf Coast, where refinery utilization did not dip to the COVID lows suffered by the East and West Coasts and is forecasted to recover ahead of the rest of the U.S.

- Midcontinent refiners also benefit from lower supply costs with access to nearby Canadian crude and an abundance of U.S. shale production
- Complex Gulf Coast refineries process lower-cost heavy crudes and maximize production of high-margin products

18

The Permian- the World’s Largest, Most Resilient Shale Play- is Expected to Resume Growth in 2022, and Our System has Already Rebounded Ahead Than the Rest of the Permian Basin ★ Because of its superior geology and breakeven costs, the Permian Basin’s U.S. Shale Production Outlook 10 production is expected: Permian Rest-of-U.S. ❑ To exit 2020 at 3.9 MMBPD, 8 6 4.2 approximately 53% of the nation’s total 3.2 3.0 3.1 shale output 4 ❑ Return to growth in 2022 MMBPD 2 4.4 3.9 4.0 4.4 ★ Our system’s throughput volumes are now up 17% above May lows, while the rest of 0 2019 2020 2021 2022 the Permian has yet to register recovery in production ★ We averaged 423MBPD in the third NuStar’s System Throughput Growth & Recovery 280% is Outpacing the Permian Basin quarter 235% 240% Permian Oil Production 200% MMBPD (2015-2030) 160% 10 120% WTI @ $30 92% 80% WTI @ $60 40% 5 0% Cumulative Monthly Growth (%) Growth Monthly Cumulative 0 * 2015 2018 2021 2024 2027 2030 NS Growth Permian Growth Source: EIA Drilling Productivity Report (July 11, 2020) 19

# Our 2020 and 2021 Trimmed-Down Strategic Spending Program Focuses on Low-multiple Projects to Enhance Our Existing Footprint

Total Estimated
2020
Strategic
Spending:
$

165-185MM

Total Estimated
2021
Strategic
Spending:
$

135-175MM



Canada
Mexico
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
ME
NH
MA

★ We expect to finish 2020 having spent at least 63% less on capital projects than we did in 2019

★ We continue to exercise strict capital discipline and execute on low-multiple projects that enhance our existing footprint and improve our metrics

**West Coast Renewable Fuels Storage**
*~$20MM in 2020*
*(~$50MM in 2021)*

**Permian Crude Pipeline System**
*~$60MM in 2020*
*(~$50MM in 2021)*

**Gulf Coast Storage and Export**
*~$10MM in 2020*

**N. Mexico Refined Products Supply**
*~$10MM in 2020*

20

# WEST COAST RENEWABLE FUEL STORAGE

## Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Dislocations That Require Midstream Solutions


International Exports
Tacoma
Vancouver
Portland
Singapore Supply
Midwest Supply
NV and AZ Exports
Selby
Pittsburg
Stockton
Wilmington
Gulf Coast Supply

- ★ Regulatory priorities on the West Coast are dramatically increasing demand for renewable fuels in the region
- ★ At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value of existing assets
- ★ Our terminals have the access to facilities necessary to receive bio-fuels from outside the region and to provide a base for distribution of renewable fuels across the West Coast


Transportation Fuel Supply With Low-Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives
Diesel Volume, Thousand BPD
250
200
150
100
50
0
2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Fossil Diesel
Biomass-Based + Renewable Diesel
Source: IHS Markit
©2018 IHS Markit

21

WEST COAST RENEWABLE FUELS STORAGE NuStar has Partnered With Key Customers to Develop Necessary Renewable Fuels Storage Projects at Several of Our West Coast Facilities ★ We have established ourselves as an early mover and leader in the renewable fuels transportation market by developing and completing a number of renewable fuels projects ★ These projects coupled with our customers on the West Coast have allowed NuStar to capture market share and build important customer relationships with key global producers ❑ Our facilities are positioned to benefit as the renewable fuels market continues to grow and third parties announce new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other renewable fuels Complete NS West Coast Terminals Renewables Growth (MBPY) 2017 Convert 36,000 bbls to biodiesel 2018 Portland 1,600 Convert 57,000 bbls to renewable diesel 1,446 2019 1,400 2020 YTD Construct truck-loading for renewable diesel 1,254 1,241 Selby Convert 208,000 bbls to renewable jet fuel 1,200 Evan 980 Convert 30,000 bbls to biodiesel 1,000 883 840 800 Convert 73,000 bbls to renewable diesel and 645 expand renewable diesel handling to all 15 rail 582 600 Stockton spots 452510 408 400 Convert 151,000 bbls to renewable diesel 136 Connect to railcar ethanol offload facility 200 102147 Convert 160,000 bbls to renewable diesel 0 Portland Selby Stockton Wilmington Wilmington Reconfigure dock for enhanced marine capability 22

WEST COAST RENEWABLE FUELS STORAGE We Handle and Store a Significant Proportion of the Total Low-Carbon Fuels Volumes Utilized in California, the Largest Driving State in the Nation NuStar’s Proportionate Share of California’s Renewable Fuels Market (By Volume in 1Q 20201) 5% 15% 30% BIODIESEL ETHANOL RENEWABLE DIESEL ★ We expect these percentages to increase through 2023, along with associated EBITDA, as we complete additional projects presently in planning or under construction 23 1 – Most recent available quarterly data

WePERMIAN Are Continuing CRUDE to EXPAND PIPELINE and CONNECT SYSTEM Our Permian Crude System to NewTexas Wells Shale and Pipeline to Third +- PartyExport Pipelines Projects-: inWe Step Are WithContinuing Our Customers’ to EXPAND and With the “Backbone” of Our Now-700K-BPD System Complete, Our NeedsCONNECT Our Permian Crude System- to New Wells and to Third-Party PipelinesPermian- Spendingin Step With Will OurScale Customers’ With Our Producers’ Needs Gathering Needs May 2017 Current Dedicated Acres 500,000 Scurry Borden AMI 5,000,000 Colorado System Capacity 220,000 700,000 NS CO CITY City Receipt Points 122 298 TERMINAL Pipeline Miles ~600 ~936 • PAA SUNRISE II Storage (bbls) 900M 1.6MM NS BIG SPRING • PAA BASIN TERMINAL • BRIDGETEX • SUNOCO PE & DELEK BIG SPRING Martin Mitchell WTG REFINERY Howard CENTURION PIPELINE Third-Party Connections CENTURION SCR STATION NuStar Truck Unloading Facilities ENTERPRISE NS STANTON SUNPET NuStar Terminals PAA TERMINAL Glasscock MidlandMidland EPIC Upton SUNOCO MIDKIFF Reagan 24

# PERMIAN CRUDE PIPELINE SYSTEM

## Our "Core of the Core" Location has Attracted Top-Tier Customers, Whose Large DUC Inventories Should Support Continued Recovery in 2021

- The quality of geological formations underlying our system attracts the strongest customers
  - Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers
  - ~75% of our system's revenue is generated from investment-grade (IG) rated and Non-IG BB rated entities[1]



Highest-Quality "Rock"
Attracts Creditworthy, Diverse Producers
...That Apply the Most Advanced Technology
...And Produce Efficient Growth Across Cycles



NS System Producer-type[1]
(% Average Daily Volume)
37%
11%
52%
Major
Private

Producer Average Cost of Debt, Weighted by Acreage: 6.3%[2]

- We received nominations for November of 428MBPD, so far this month, volumes are trending toward this level, and we now expect to exit year end between 410 to 420 MBPD, up from previous guidance
- Our producers still have over 430 drilled-uncompleted (DUCs) wells on the system which they plan to bring online over 12-18 months, which provide an important platform for growth until rig counts start to recover



NS Permian Crude System Performance
(by Quarter)
* Adjusted
139 159 187 211 266 314 327 349 370 395 435 453 400 423
$7 $12 $14 $12 $19 $27 $27 $23 $31 $35 $39 $38 $33 $38
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20* 3Q20
EBITDA ($MM)
System Receipts (Avg MBPD)

1 – September 30, 2020 MTD

2 – As of November 10, 2020

3 – Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

25

GULF COAST STORAGE & EXPORT Gulf Coast Exports Held Up Well Through 3Q, and the Port of Corpus Christi Remains the Leading U.S. Crude Export Hub ★ A significant proportion of the volumes transported on the additional 2.1MMBPD of new long-haul pipeline capacity from the Permian to the Corpus area is moving out over Corpus dock facilities ★ Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a major crude oil export hub ❑ Currently, Corpus Christi comprises half of the 3.0 MMBPD of Gulf Coast crude exports ❑ In July, Corpus Christi exports recovered to pre-COVID levels of 1.5MMBPD ❑ Analysts expect Corpus Christi exports to remain steady during the near-term with upside potential as global crude demand recovers in late 2021 Corpus Christi exports have grown from 0.4MMBPD to over 1.5MMBPD and have U.S. Gulf Coast Crude Exports by Hub held up throughout COVID 4,000 3,000 2,000 1,000 Exports (MBPD) Exports 0 Jul-19 Jul-20 Jan-19 Jan-20 Jun-20 Jun-19 Oct-19 Apr-19 Apr-20 Feb-19 Feb-20 Sep-19 Sep-20 Dec-19 Aug-19 Aug-20 Nov-19 Mar-19 Mar-20 May-20 May-19 Corpus Christi Houston Louisiana Beaumont Source: RBN Energy 26

GULF COAST STORAGE & EXPORT We are Exporting Permian Long-haul and Eagle Ford Barrels From Our Corpus Christi North Beach Terminal 100 Series 1.0MMbbl 400 Series 1.7MMbbl 200 Series +0.4MMbbl Remaining Footprint 1.2MMbbl Dock 15 Dock 16 Dock 2 Dock 1 (Light-loaded Suez) (Pana) Inland Barge (Light-loaded Suez) In-bound Capacity Storage Capacity Out-bound Capacity Current total: 1.2MMBPD Current total: 3.9MMbbl Current total: 1.2MMBPD • South Texas Crude System 16” Pipeline • Potential 0.4MMbbl • Ship docks - 750MBPD to 1.0MMBPD - 240MBPD • Refinery pipelines - 220MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD ★ Our Corpus Christi North Beach Terminal is Average CCCS Throughputs now receiving barrels from our South Texas MBPD Average CCCS Crude Oil Pipeline System, our 12” Three Throughputs 600 Rivers Supply Pipeline and our 30” pipeline CCCS MVCs from Taft, as well as from third-party 400 377 pipeline connections 591 673 200 296 386 440 380 ❑ Average throughputs have rebounded 253 279 from our low in May to back to slightly 0 above MVC levels in 3Q July Oct Jan April May June July 3Q 2019 2019 2020 2020 2020 2020 2020 2020 27

GULF COAST STORAGE & EXPORT Our Unit Train Facility Benefits From WCS/Bakken Price Dislocations From Pipeline Constraints and We Will Benefit From Export Growth as Those Constraints are Resolved ★ Prior to March, the lack of long-haul pipeline capacity to transport WCS supply to Gulf Coast demand generated price differentials that supported unit train economics ❑ We have contract commitments for 30MBPD through April 2022 ❑ As Canadian production ramps back up, this price dislocation is expected to re-emerge and continue until Enbridge Line 3 is in service, now estimated to occur in 2021-22 ★ We can also handle light Bakken barrels with our rail facility, which may be an attractive alternative to DAPL MBPD Canadian Crude Oil Production Outlook Rail Opportunity 6,000 ★ We continue to work to assure our facility is connected to 5,000 the pipeline projects in progress to debottleneck shale 4,000 plays, the region, as well as the Midwest and beyond 3,000 ❑ In March 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels either for export or local 2,000 use 1,000 ❑ As soon as late-2021, Capline owners plan to reverse 0 its service to bring WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other Production Pipeline Takeaway Capacity locations Source: ESAI 28

N. MEXICO REFINED PRODUCTS SUPPLY We Have Completed Two Projects to Help Remedy Mexico’s Supply Shortfall ★ We recently completed service on two projects that address the supply imbalance in Northern Mexico: ❑ Nuevo Laredo project for Valero ➢ Odem pipeline, Dos Laredos pipeline and Nuevo ❑ Nuevo Laredo terminal expansion Laredo Project ➢ ~28MBPD new capacity with take-or-pay volumes on seven-year contract term ❑ Valley Pipeline expansion for major customers completed in September 2019 ➢ 45MBPD new capacity with seven-year contract term ➢ Open season was fully subscribed ❑ Valley Refined Products Supply Project 29

APPENDIX 30

Long-term Commitments From Creditworthy Customers Pipeline Segment Contracted1 Revenues (% Q3 2020 Revenues) NuStar Investment-Grade (IG) Customers (% Q3 2020 Revenues) Take or Pay Contractual 45% Structurally 40% Exclusive Other Pipeline Segment 52% 15% ~61% IG 13% Storage Storage Segment Contracted Revenues Segment (% Q3 2020 Revenues) ~61% IG 35% 78% Take or Pay Contractual Other Investment-Grade Large Private or International (Not rated) 22% Other 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition) 31

PERMIAN CRUDE PIPELINE SYSTEM We Acquired Our Permian Crude System Because It Sits Squarely Over the Midland Basin’s Most Geologically Advantaged Acreage… MOST ACCESSIBLE, BEST RECOVERIES AND STACKED FORMATIONS … SUPERIOR GORs… Fairway Outlines MBOE NuStar Pipeline 500+ Spraberry 300 200 Wolfcamp A 150 Wolfcamp B 100 Wolfcamp C Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Source: Barclays (January 2020) 32 CONFIDENTIAL

Debt Maturity Schedule ★ In March 2020, we renewed our revolver through October of 2023 ★ In April 2020, we entered into a three-year, $750 million unsecured term loan agreement with Oaktree Capital Management, L.P. to increase our liquidity and to address near-term debt maturities ★ In September 2020, we issued two $600 million tranches of 5-year and 10-year senior unsecured notes maturing in 2025 and 2030. ❑ The proceeds were used to repay the $500 million balance outstanding under our term loan, as well as all the borrowings outstanding under our revolving credit agreement1 ❑ We plan to utilize of our Revolver availability to pay-off our February 2021 and February 2022 bond maturities. Debt Maturities Receivables Financing (As of 9/30/2020) Sub Notes $600 ($MM) GO Zone Financing Senior Unsecured Notes $400 $600 $600 $550 $500 $200 $403 $300 $322 $250 $61 $0 2020 2021 2022 2023 2025 2026 2027 2030 2038-2041 2043 33 1 – As of September 30, 2020, approximately $5 million of Letters of Credit were outstanding under our revolving credit agreement

Capital Structure as of September 30, 2020 ($ in Millions) $1.0B Credit Facility $ 0 Series D Preferred Units $596 NuStar Logistics Notes (4.75%) 250 Series A, B and C Preferred Units $756 NuStar Logistics Notes (5.625%) 550 Common Equity and AOCI $536 1 NuStar Logistics Notes (5.75%) 600 Total Equity 1,888 NuStar Logistics Notes (6.00%) 500 Total Capitalization $5,490 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 61 Finance Lease Liability 59 Other (43) Total Debt $3,602 ★ As of September 30, 2020: ❑ Credit facility availability ~$995MM ❑ Debt-to-EBITDA ratio2 4.13x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 34

Reconciliation of Non-GAAP Financial Information 35

Reconciliation of Non-GAAP Financial Information (continued) 36

Reconciliation of Non-GAAP Financial Information (continued) 37